                                                                      EXHIBIT 21


                            ILLINOIS TOOL WORKS INC.
                           SUBSIDIARIES AND AFFILIATES
                                   MARCH 2001


                                                                                                       PERCENT
                    COMPANY                                                   RELATIONSHIP            OWNERSHIP
----------------------------------------------------------------              ------------            ---------
1245267 Ontario Limited - Canada                                                Subsidiary              100%
A 3 Sud S.p.A. - Italy                                                          Subsidiary              100%
Accu-Lub Manufacturing GmbH - Germany                                           Affiliate                50%
ACI Kardam Manufacturing Limited - Canada                                       Subsidiary              100%
Acme Flooring Limited - United Kingdom                                          Subsidiary              100%
A.J. Gerrard & Company - Illinois                                               Subsidiary              100%
Adamatic, A Corporation - New Jersey                                            Subsidiary              100%
Alma Corp. S.A.R.L. - France                                                    Subsidiary              100%
Arborite Inc. - Canada                                                          Subsidiary              100%
Arcsmith Canada Inc. - Canada                                                   Subsidiary              100%
Ausmark Poland Sp. z. o.o. - Poland                                             Subsidiary              100%
AXA Power A/S - Denmark                                                         Subsidiary              100%
Axel Akerman A/S - Denmark                                                      Subsidiary              100%
Azon Pty. Limited - Australia                                                   Subsidiary              100%
B.C. Holdings S.A. - France                                                     Subsidiary              100%
B.C. Immo S.C.I. - France                                                       Subsidiary              100%
Bailly Comte S.A. - France                                                      Subsidiary              100%
Bailly Comte Vecors S.A. - France                                               Subsidiary              100%
Balcony Servicos de Consultoria Unipessoal Lda - Madeira                        Subsidiary              100%
Berrington (UK) Ltd. - United Kingdom                                           Subsidiary              100%
Betaprint S.L. - Spain                                                          Subsidiary              100%
Binks (Australia) Pty. Ltd. - Australia                                         Subsidiary              100%
Binks Limited - United Kingdom                                                  Subsidiary              100%
Bourgeois N.V. - Belgium                                                        Subsidiary              100%
Bourgeois Tricautt International - France                                       Subsidiary              100%
Bourgeois Tricautt Regethermic Int. S.A. - France                               Subsidiary              100%
BSH Toolmatic GmbH - Germany                                                    Subsidiary              100%
BTRISA - France                                                                 Subsidiary              100%
Buell Industries, Inc. - Delaware                                               Subsidiary              100%
Burseryds Bruk AB - Sweden                                                      Subsidiary              100%
Bursped AB - Sweden                                                             Subsidiary              100%
Carbim Duo-Fast do Brazil, Ltda. - Brazil                                       Affiliate                50%
CBIL Inc. - Delaware                                                            Subsidiary              100%
Cema Maschine Fabrik GmbH - Germany                                             Subsidiary              100%
CEV Hydroelectric Company - Italy                                               Affiliate              5.77%
Champs Investment E.U.R.L. - France                                             Subsidiary              100%
Charles & Reid Associates Limited - Hong Kong                                   Subsidiary              100%
Childers Products Co. Ltd. - Canada                                             Subsidiary              100%
Clomarc Investment Corporation Limited - United Kingdom                         Subsidiary              100%
Cofiva s.r.l. - Italy                                                           Subsidiary              100%
Comercializadora West Bend S.A. de C.V. - Mexico                                Subsidiary              100%
Compagnie de Materiel et d'Equipements Techniques S.A.S. - France               Subsidiary              100%
Compagnie Hobart S.A. - France                                                  Subsidiary              100%
Company Consurtium Valle D'Aosta - Italy                                        Affiliate              1.37%
Corporacion Coral S.A. de C.V. - Mexico                                         Subsidiary              100%
Cosma S.p.A. - Italy                                                            Subsidiary              100%
CPM S.A. - France                                                               Subsidiary              100%
CS (Australia) Pty. - Australia                                                 Subsidiary              100%
CS (Finance) Europe S.a.r.l. - Luxembourg                                       Subsidiary              100%
CS (Holding) Europe S.a.r.l. - Luxembourg                                       Subsidiary              100%
CS Packaging (Malaysia) Sdn Bhd - Malaysia                                      Affiliate                50%
CS Packaging Corporation Ltd. - British Virgin Islands                          Affiliate                50%

                                                                                                       PERCENT
                    COMPANY                                                   RELATIONSHIP            OWNERSHIP
----------------------------------------------------------------              ------------            ---------
CS Packaging Corporation Ltd. - Hong Kong                                       Affiliate                50%
CS Packaging Corporation Pte. Ltd. - Singapore                                  Affiliate                50%
CS Packaging Corporation Shanghai Ltd. - China                                  Affiliate                50%
CS Packaging Investment Pte. Ltd. - Singapore                                   Affiliate                50%
CS PMI Holdings Inc. - Delaware                                                 Subsidiary              100%
CS PMI Inc. - Delaware                                                          Subsidiary              100%
Cumberland Leasing Co. - Illinois                                               Subsidiary              100%
Cyclone Industries Pty. Ltd. - Australia                                        Subsidiary              100%
Cyklop Signode Packaging Corporation - Thailand                                 Subsidiary              100%
Cyklop Singapore Pte. Ltd. - Singapore                                          Affiliate                50%
D.F. International, Inc. - Delaware                                             Subsidiary              100%
Dacro B.V. - Netherlands                                                        Subsidiary              100%
D'Arnaud B.V. - Netherlands                                                     Subsidiary              100%
David Monclus S.A. - Spain                                                      Subsidiary              100%
Decorative Sleeves (Ireland) Limited - Ireland                                  Subsidiary              100%
Decorative Sleeves Holdings Limited - United Kingdom                            Subsidiary              100%
Decorative Sleeves Limited - United Kingdom                                     Subsidiary              100%
Devcon Limited - Ireland                                                        Subsidiary              100%
DeVilbiss Equipamentos Para Pintura Industrial Ltda. - Brazil                   Subsidiary              100%
DeVilbiss Europa Unterstuetzungskasse GmbH - Germany                            Subsidiary              100%
DeVilbiss Ransburg de Mexico S.A. de C. V. - Mexico                             Subsidiary              100%
Dinky Finance Invest S.A. - Luxembourg                                          Subsidiary              100%
Duo-Fast Benelux B.V. - Netherlands                                             Subsidiary              100%
Duo-Fast Corporation - Illinois                                                 Subsidiary              100%
Duo-Fast CR, s.r.o. - Czech Republic                                            Subsidiary              100%
Duo-Fast de Espana S.A. - Spain                                                 Subsidiary              100%
Duo-Fast Distribucion Centro, S.A. - Spain                                      Subsidiary              100%
Duo-Fast France S.A.S. - France                                                 Subsidiary              100%
Duo-Fast GmbH - Germany                                                         Subsidiary              100%
Duo-Fast Korea Co. Ltd. - Korea                                                 Affiliate                49%
Duo-Fast Polska Sp. z. o.o. - Poland                                            Subsidiary              100%
Duo-Fast (Singapore) Pte. Ltd. - Singapore                                      Subsidiary               50%
Duo-Fast (U.K.) Limited - United Kingdom                                        Subsidiary              100%
Edgepack Limited - United Kingdom                                               Subsidiary              100%
Eletrodos de Centroamerica S.A. - Guatemala                                     Affiliate                50%
Elga AB - Sweden                                                                Subsidiary              100%
Elga Deutschland GmbH - Germany                                                 Subsidiary              100%
Elga Fastigheter AB - Sweden                                                    Subsidiary              100%
Elga Gas Equipment AB - Sweden                                                  Subsidiary              100%
Elga-Hitsaus Oy - Finland                                                       Subsidiary              100%
Elga Saldatura s.r.l. - Italy                                                   Subsidiary               94%
Elga Skandinavien AB - Sweden                                                   Subsidiary              100%
Elga Skandinavien AS - Norway                                                   Subsidiary              100%
Elga Soudage S.A. - France                                                      Subsidiary              100%
Elga Supply AB - Sweden                                                         Subsidiary              100%
Elga Welding AB - Sweden                                                        Subsidiary              100%
Elga Welding Consumables Plc - United Kingdom                                   Subsidiary              100%
Elga Welding European B.V. - Netherlands                                        Subsidiary              100%
Elleyse Financing SNC - France                                                  Subsidiary              100%
Eltex Elektrostatik GmbH - Germany                                              Subsidiary              100%
Endra B.V. - Netherlands                                                        Subsidiary              100%
Envases Multipac, S.A. de C.V. - Mexico                                         Affiliate                49%
Epirez Australia Pty. Ltd. - Australia                                          Subsidiary              100%
Epstein & Co. Ltd. - Australia                                                  Subsidiary              100%
Equipment Technique Service S.A.R.L. - France                                   Subsidiary              100%
ERG Industrial Corporation Limited - United Kingdom                             Subsidiary              100%

                                                                                                       PERCENT
                    COMPANY                                                   RELATIONSHIP            OWNERSHIP
----------------------------------------------------------------              ------------            ---------
Etilab GmbH - Germany                                                           Subsidiary              100%
Eurotec s.r.l. - Italy                                                          Subsidiary              100%
F. H. Prager & Co. Pty. Ltd. - Australia                                        Subsidiary              100%
Fastener Imports Limited - Cayman Islands                                       Subsidiary              100%
FEG France Holdings, Inc. - Delaware                                            Subsidiary              100%
Fixing System S.A. - Switzerland                                                Subsidiary              100%
Florida Tile Industries, Inc. - Florida                                         Subsidiary              100%
Foster Refrigerator France S.A. - France                                        Subsidiary              100%
Foster Refrigerator Holdings GmbH - Germany                                     Subsidiary              100%
Foster Refrigerator Management Services Ltd. - United Kingdom                   Subsidiary              100%
Foster Refrigerator (U.K.) Limited - United Kingdom                             Subsidiary              100%
Future Hope - Servicos De Marketing Lda. - Madeira                              Subsidiary              100%
Gaylord Industrial (Europe), Ltd. - United Kingdom                              Subsidiary              100%
Gaylord Industries, Inc. - Oregon                                               Subsidiary              100%
Genious Development S.A.R.L. - France                                           Subsidiary              100%
Gerhard Haugk GmbH - Germany                                                    Subsidiary              100%
Gerrard Bag Corp. - Illinois                                                    Subsidiary              100%
Gerrard Signode Pty. Limited - Australia                                        Subsidiary              100%
Gerrard Wire Products Co. - Illinois                                            Subsidiary              100%
H.A. Springer Far East Pte. Ltd. - Singapore                                    Subsidiary              100%
H.A. Springer marine & industrie service GmbH - Germany                         Subsidiary              100%
Halles Financing E.U.R.L. - France                                              Subsidiary              100%
Haloila Vertrieb GmbH - Germany                                                 Subsidiary              100%
Heistrap Industriesysteme GmbH - Germany                                        Subsidiary              100%
Henschel Kunstofftechnik GmbH - Germany                                         Subsidiary              100%
HFD af 18.December 1997 A/S - Denmark                                           Subsidiary              100%
Hobart Andina S.A. - Columbia                                                   Subsidiary              100%
Hobart Argentina S.A. - Argentina                                               Subsidiary              100%
Hobart Brothers (International) AG - Switzerland                                Subsidiary              100%
Hobart Brothers Company - Ohio                                                  Subsidiary              100%
Hobart Brothers International Limitada - Chile                                  Subsidiary              100%
Hobart Corporation - Delaware                                                   Subsidiary              100%
Hobart Dayton Mexicana S.A. de C.V. - Mexico                                    Subsidiary              100%
Hobart do Brasil Ltd. - Brazil                                                  Subsidiary              100%
Hobart Equipment Leasing Limited - United Kingdom                               Subsidiary              100%
Hobart Food Equipment Co. Ltd. - China                                          Subsidiary              100%
Hobart Food Equipment Pty. Ltd. - Australia                                     Subsidiary              100%
Hobart Foster Belgium N.V. - Belgium                                            Subsidiary              100%
Hobart Foster Holland B.V. - Netherlands                                        Subsidiary              100%
Hobart Foster, Norge A/S - Norway                                               Subsidiary              100%
Hobart Foster Scandanavia A/S - Denmark                                         Subsidiary              100%
Hobart Foster (South Africa) Pty. Ltd. - South Africa                           Subsidiary              100%
Hobart Foster Sveirge AB - Sweden                                               Subsidiary              100%
Hobart Foster Techniek B.V. - Netherlands                                       Subsidiary              100%
Hobart G.m.b.H. - Germany                                                       Subsidiary              100%
Hobart Holdings, Inc. - Delaware                                                Subsidiary              100%
Hobart International (Singapore) Pte. Ltd. - Signapore                          Subsidiary              100%
Hobart International (South Asia), Inc. - Delaware                              Subsidiary              100%
Hobart International, Inc. - Delaware                                           Subsidiary              100%
Hobart (Japan) K.K. - Japan                                                     Subsidiary              100%
Hobart Korea Co. Ltd. - Korea                                                   Subsidiary              100%
Hobart Manufacturing Co. Pty. Ltd. - Australia                                  Subsidiary              100%
Hobart Manufacturing Company Limited, The - United Kingdom                      Subsidiary              100%
Hobart Sales & Service, Inc. - Ohio                                             Subsidiary              100%
Hobart (Swiss) A.G. - Switzerland                                               Subsidiary              100%
Hoi Yeung Trading Company Limited - Hong Kong                                   Subsidiary              100%

                                                                                                       PERCENT
                    COMPANY                                                   RELATIONSHIP            OWNERSHIP
----------------------------------------------------------------              ------------            ---------
Hopital Services Systemes S.A. - France                                         Subsidiary              100%
Hungaria Jarmutechnikai Bt - Hungary                                            Subsidiary              100%
Hylec Eletro Gibi (UK) Ltd. - United Kingdom                                    Affiliate                33%
I. Kela, Company - Florida                                                      Subsidiary              100%
ICI Products, Inc. - Delaware                                                   Subsidiary              100%
Illinois Tool Works FSC Inc. - Barbados                                         Subsidiary              100%
Illinois Tool Works (ITW) Nederland B.V. - Netherlands                          Subsidiary              100%
IMSA ITW, S.A. de C.V. - Mexico                                                 Affiliate                50%
IMSA Paslode, S.A. de C.V. - Mexico                                             Affiliate                50%
IMSA Signode, S.A. de C.V. - Mexico                                             Affiliate                50%
Industrias Regard - Spain                                                       Affiliate                10%
Inmobillaria Cit, S.A. de C.F. - Mexico                                         Affiliate                49%
Inox Equipment S.A. - France                                                    Subsidiary              100%
Insulation Investors, Inc. - Illinois                                           Subsidiary              100%
Interstrap B.V. - Netherlands                                                   Subsidiary              100%
Isis SNC - France                                                               Subsidiary              100%
I.T.W. Inc. - Illinois                                                          Subsidiary              100%
Ispra-Flex s.r.l. - Italy                                                       Subsidiary              100%
ITW Acquisition Inc. - Nevada                                                   Subsidiary              100%
ITW Administration GmbH - Germany                                               Subsidiary              100%
ITW AFC Pty. Limited - Australia                                                Subsidiary              100%
ITW Ampang Industries Philippines, Inc. - Philippines                           Subsidiary              100%
ITW Asia (Pte.) Limited - Signapore                                             Subsidiary              100%
ITW Australia Pty. Ltd. - Australia                                             Subsidiary              100%
ITW Austria Vertriebs GmbH - Austria                                            Subsidiary              100%
ITW Automotive Italia s.r.l. - Italy                                            Subsidiary              100%
ITW Automotive Products GmbH - Germany                                          Subsidiary              100%
ITW Automotive Products GmbH, K.G. - Germany                                    Subsidiary              100%
ITW Befestigungssysteme GmbH - Germany                                          Subsidiary              100%
ITW Belgium S.A. - Belgium                                                      Subsidiary              100%
ITW Bevestigingssystemen B.V. - Netherlands                                     Subsidiary              100%
ITW Binks Corporation - Delaware                                                Subsidiary              100%
ITW Canada - Canada                                                             Subsidiary              100%
ITW Canada Holdings Company - Nova Scotia                                       Subsidiary              100%
ITW Canada Management Inc. - Canada                                             Subsidiary              100%
ITW-Canguru Rotulos Ltda.                                                       Affiliate                50%
ITW Cayman - Cayman Islands                                                     Subsidiary              100%
ITW Chemical Products Ltd. - Brazil                                             Subsidiary              100%
ITW Chemical Products Scandinavia ApS - Denmark                                 Subsidiary              100%
ITW Chemische Produkte GmbH - Germany                                           Subsidiary              100%
ITW China Components Inc. - Delaware                                            Subsidiary              100%
ITW Construction Products (Suzhou) Co. Ltd. - China                             Subsidiary              100%
ITW Construction Products Italy s.r.l. - Italy                                  Subsidiary              100%
ITW Cupids L.L.C. - Delaware                                                    Subsidiary              100%
ITW de Argentina S.A. - Argentina                                               Subsidiary              100%
ITW de France S.A.S. - France                                                   Subsidiary              100%
ITW Decorating Swiss AG - Switzerland                                           Subsidiary              100%
ITW (Deutschland) GmbH - Germany                                                Subsidiary              100%
ITW Devcon Industriel Products GmbH - Germany                                   Subsidiary              100%
ITW do Brazil Industrial e Comercial Ltda. - Brazil                             Subsidiary              100%
ITW Domestic Finance Company - Delaware                                         Subsidiary              100%
ITW Domestic Holdings Inc. - Delaware                                           Subsidiary              100%
ITW Dynatec (Hong Kong) Limited - Hong Kong                                     Affiliate                50%
ITW Dynatec G.m.b.H. - Germany                                                  Subsidiary              100%
ITW Dynatec Kabushiki Kaisha - Japan                                            Subsidiary              100%
ITW Dynatec Singapore Pte. Ltd. - Singapore                                     Affiliate                50%

                                                                                                       PERCENT
                    COMPANY                                                   RELATIONSHIP            OWNERSHIP
----------------------------------------------------------------              ------------            ---------
ITW Dynatec Thailand Ltd. - Thailand                                            Affiliate                20%
ITW Electronic Component Manufacturing Company d.o.o. - Slovenia                Subsidiary              100%
ITW Electronic Components Packaging Systems, S. de R.L. de C.V. - Mexico        Subsidiary              100%
ITW Electronic Components Pte. Ltd. - Singapore                                 Subsidiary              100%
ITW Electronic Packaging (Malta) Ltd. - Malta                                   Subsidiary              100%
ITW Espana S.A. - Spain                                                         Subsidiary              100%
ITW Fastex Italia s.r.l. - Italy                                                Subsidiary              100%
ITW Fastex de Argentina S.A. - Argentina                                        Subsidiary              100%
ITW Fastex de Mexico S.A. de C.V. - Mexico                                      Subsidiary              100%
ITW Finance L.L.C. - Delaware                                                   Subsidiary              100%
ITW Finance II L.L.C. - Delaware                                                Subsidiary              100%
ITW Finishing L.L.C. - Delaware                                                 Subsidiary              100%
ITW Gema AG - Switzerland                                                       Subsidiary              100%
ITW Gema s.r.l. - Italy                                                         Subsidiary              100%
ITW Gunther Denmark A/S - Denmark                                               Subsidiary              100%
ITW Gunther GmbH - Germany                                                      Subsidiary              100%
ITW Gunther S.A.S. - France                                                     Subsidiary              100%
ITW Gunther Sweden AB - Sweden                                                  Subsidiary              100%
ITW Holding France S.A.S. - France                                              Subsidiary              100%
ITW Holdings Pty. - Australia                                                   Subsidiary              100%
ITW Holdings U.K. - United Kingdom                                              Subsidiary              100%
ITW-Imaden Industria e Comercio Ltda. - Brazil                                  Subsidiary              100%
ITW Industrial Components s.r.l. - Italy                                        Subsidiary              100%
ITW Industry Co. Ltd. - Japan                                                   Subsidiary              100%
ITW International Holdings Inc. - Delaware                                      Subsidiary              100%
ITW International Finance S.A.S. - France                                       Subsidiary              100%
ITW Investments, Inc. - Delaware                                                Subsidiary              100%
ITW Ireland Holdings - Ireland                                                  Subsidiary              100%
ITW Ireland - Ireland                                                           Subsidiary              100%
ITW Italy Finance E.U.R.L. - Italy                                              Subsidiary              100%
ITW Italy Holding s.r.l. - Italy                                                Subsidiary              100%
ITW Jeju Industries Private Limited - India                                     Subsidiary               55%
ITW Leasing L.L.C. - Delaware                                                   Subsidiary              100%
ITW Limited - United Kingdom                                                    Subsidiary              100%
ITW Litec S.A.S. - France                                                       Subsidiary              100%
ITW Mapri Industria e Comercio Ltda. - Brazil                                   Subsidiary              100%
ITW Meritex Sdn. Bhd. - Malaysia                                                Subsidiary              100%
ITW Mima Films L.L.C. - Delaware                                                Subsidiary              100%
ITW Mima Holdings L.L.C. - Delaware                                             Subsidiary              100%
ITW Mima Service S.A.S. - France                                                Subsidiary              100%
ITW Mima Systems S.A.S. - France                                                Subsidiary              100%
ITW Morlock GmbH - Germany                                                      Subsidiary              100%
ITW Mortgage Investment I, Inc. - Delaware                                      Subsidiary              100%
ITW Mortgage Investment II, Inc. - Delaware                                     Subsidiary              100%
ITW Mortgage Investment III, Inc. - Delaware                                    Subsidiary              100%
ITW Mortgage Investment IV, Inc. - Delaware                                     Subsidiary              100%
ITW New Zealand Limited - New Zealand                                           Subsidiary              100%
ITW Oberflaechentechnik GmbH, K.G. - Germany                                    Subsidiary              100%
ITW Paris E.U.R.L. - France                                                     Subsidiary              100%
ITW Participations S.a.r.l. - Luxembourg                                        Subsidiary              100%
ITW Philippines Inc. - Philippines                                              Subsidiary              100%
ITW PMI International Investments, Inc. - Delaware                              Subsidiary              100%
ITW PMI Investments, Inc. - Delaware                                            Subsidiary              100%
ITW Polska Sp. z. o.o. - Poland                                                 Subsidiary              100%
ITW Poly Mex, S.A. de C.V. - Mexico                                             Subsidiary              100%
ITW Poly Recycling GmbH - Switzerland                                           Subsidiary              100%

                                                                                                       PERCENT
                    COMPANY                                                   RELATIONSHIP            OWNERSHIP
----------------------------------------------------------------              ------------            ---------
ITW Polymers & Fluids Group Pty. Ltd. - Australia                               Subsidiary              100%
ITW Produits Chemiques S.A.S. - France                                          Subsidiary              100%
ITW PSL Inc. - Delaware                                                         Subsidiary              100%
ITW Real Estate Investments Inc. - Delaware                                     Subsidiary              100%
ITW Residuals II Inc. - Delaware                                                Subsidiary              100%
ITW Residuals III L.L.C. - Delaware                                             Subsidiary              100%
ITW Residuals IV L.L.C. - Delaware                                              Subsidiary              100%
ITW Richmond Sdn. Bhd. - Malaysia                                               Subsidiary              100%
ITW Roxs Foils Industries B.V. - Netherlands                                    Subsidiary              100%
ITW Scanimed S.A.S. - France                                                    Subsidiary              100%
ITW Service Inc. - Korea                                                        Subsidiary              100%
ITW Shippers S.A. - Belgium                                                     Subsidiary              100%
ITW-Siewer GmbH - Germany                                                       Subsidiary              100%
ITW Siewer Vagyonkezelo Kft - Hungary                                           Subsidiary              100%
ITW Signode Australasia Pty. Limited - Australia)                               Subsidiary              100%
ITW Signode Belgium N.V. - Belgium                                              Subsidiary              100%
ITW Signode Holding GmbH - Germany                                              Subsidiary              100%
ITW Signode India Limited - India                                               Subsidiary               51%
ITW South Africa L.L.C. - Delaware                                              Subsidiary              100%
ITW SP Europe S.a.r.l. - Luxembourg                                             Subsidiary              100%
ITW Specialty Film Co. Ltd. - Korea                                             Subsidiary              100%
ITW Stretch Packaging Systems L.L.C. - Delaware                                 Subsidiary              100%
ITW Surfaces & Finitions S.A.S. - France                                        Subsidiary              100%
ITW Sverige AB - Sweden                                                         Subsidiary              100%
ITW Switches Asia Ltd. - Taiwan                                                 Subsidiary              100%
ITW Trimark L.L.C. - Delaware                                                   Subsidiary              100%
ITW Universal L.L.C. - Delaware                                                 Subsidiary              100%
ITW Welding Products Asia Pacific Pte. Limited - Singapore                      Subsidiary              100%
ITW Welding Products Group S.A. de C.V. - Mexico                                Subsidiary              100%
ITW Welding S.A.S. - France                                                     Subsidiary              100%
James Glen Pty. Ltd. - Australia                                                Subsidiary              100%
Japit Inc. - Japan                                                              Affiliate                19%
Jemco de Mexico, S.A. de C.V. - Mexico                                          Subsidiary              100%
Kairak, Inc. - California                                                       Subsidiary              100%
KC Metal Products Pty. Ltd. - Australia                                         Subsidiary              100%
Kinnears Pty. Ltd. - Australia                                                  Subsidiary              100%
Kormag Industries e Comercio Ltda. - Brazil                                     Affiliate                40%
Krieger Heisspragefollen GmbH - Germany                                         Subsidiary              100%
Liljendals Bruk AB - Finland                                                    Subsidiary              100%
Lombard Pressings Limited - United Kingdom                                      Subsidiary              100%
Loveshaw Corporation, The - Delaware                                            Subsidiary              100%
LPL Acquisition Co. - Delaware                                                  Subsidiary              100%
LSPS Inc. - Delaware                                                            Subsidiary              100%
Lys Comet S.A.S. - France                                                       Subsidiary              100%
Lys Fusion Poland Sp. z. o.o. - Poland                                          Subsidiary              100%
Magna Industrial Co. Limited - Hong Kong                                        Subsidiary              100%
Main Investment S.A.R.L. - France                                               Subsidiary              100%
Manufacturing Avance S.A. - Morocco                                             Subsidiary              100%
Maquilas y Componentes Industriaies, I S.A. de C.V. - Mexico                    Subsidiary              100%
Martec Pty. Ltd. - Australia                                                    Subsidiary              100%
Mazel (1980) Limited - United Kingdom                                           Subsidiary              100%
MB Velle Franche - France                                                       Subsidiary              100%
MBM France S.A.S. - France                                                      Subsidiary              100%
MBM s.r.l. - Italy                                                              Subsidiary              100%
Meritex Plastic Industries, Inc. - Texas                                        Subsidiary              100%
Metalflex d.o.o. - Slovenia                                                     Subsidiary              100%

                                                                                                       PERCENT
                    COMPANY                                                   RELATIONSHIP            OWNERSHIP
----------------------------------------------------------------              ------------            ---------
Miller Electric Mfg. Co. - Wisconsin                                            Subsidiary              100%
Miller Europe s.r.l. - Italy                                                    Subsidiary              100%
Miller Insurance Ltd. - Bermuda                                                 Subsidiary              100%
Mima Films L.L.C. - Delaware                                                    Subsidiary              100%
Mima Films S.a.r.l. - Luxembourg                                                Subsidiary              100%
Mima Films SCA - Belgium                                                        Subsidiary              100%
Mortgage Ally Inc. - Delaware                                                   Subsidiary              100%
Nifco Hi-Cone Leasing Company Limited - Japan                                   Affiliate                40%
NKT Tradvaerket A/S - Denmark                                                   Subsidiary              100%
Nouva Cannottieri Olona s.r.l. - Italy                                          Affiliate                .5%
Odesign, Inc. - Illinois                                                        Subsidiary              100%
Orgapack E.U.R.L. - France                                                      Subsidiary              100%
Orgapack GmbH - Switzerland                                                     Subsidiary              100%
Oy M. Haloila AB - Finland                                                      Subsidiary              100%
Pabru Beheer N.V. - Netherland Antilles                                         Subsidiary              100%
Pack-Band Hagen GmbH - Germany                                                  Subsidiary               65%
Packaging Leasing Systems Inc. - Delaware                                       Subsidiary               80%
PanCon GmbH - Germany                                                           Subsidiary              100%
Permaclad Products Ltd. - Canada                                                Subsidiary              100%
Phillips GSE, Ltd. - United Kingdom                                             Subsidiary              100%
PMI FEG Holland B.V. - Netherlands                                              Subsidiary              100%
PMI Finance Company - Delaware                                                  Subsidiary              100%
PMI Food Equipment (Hong Kong) Ltd. - Hong Kong                                 Subsidiary              100%
PMI Food Equipment Group (Malaysia), Inc. - Delaware                            Subsidiary              100%
PMI Food Equipment Group Europe S.A. - France                                   Subsidiary              100%
PMI Food Equipment Group France S.A. - France                                   Subsidiary              100%
Precor Incorporated - Delaware                                                  Subsidiary              100%
Precor Products Limited - United Kingdom                                        Subsidiary              100%
Precor Sportgerate G.m.b.H. - Germany                                           Subsidiary              100%
Premark FEG Betelligungsgesellschaft m.b.H. - Germany                           Subsidiary              100%
Premark Canada Inc. - Canada                                                    Subsidiary              100%
Premark Export Sales, Inc. - Barbados                                           Subsidiary              100%
Premark Feg L.L.C. - Delaware                                                   Subsidiary              100%
Premark FEG G.m.b.H. & Co. KG - Germany                                         Subsidiary              100%
Premark Finance Limited - United Kingdom                                        Subsidiary              100%
Premark France Limited - United Kingdom                                         Subsidiary              100%
Premark FT Holdings, Inc. - Delaware                                            Subsidiary              100%
Premark HII Holdings, Inc. - Ohio                                               Subsidiary              100%
Premark Holdings Limited - United Kingdom                                       Subsidiary              100%
Premark International Holdings B.V. - Netherlands                               Subsidiary              100%
Premark International, Inc. - Delaware                                          Subsidiary              100%
Premark N.V. - Netherland Antilles                                              Subsidiary              100%
Premark Netherlands B.V. - Netherlands                                          Subsidiary              100%
Premark RWP Holdings, Inc. Delaware                                             Subsidiary              100%
Premark WB Holdings, Inc. - Delaware                                            Subsidiary              100%
Pronovia Plus s.r.o. - Czech Republic                                           Subsidiary              100%
Pronovia s.r.o. - Czech Republic                                                Subsidiary              100%
PT Cyklop Indo Utama - Indonesia                                                Affiliate                50%
Ramset Fasteners (Aust) Pty. Ltd. - Australia                                   Subsidiary              100%
Ramset Fasteners (Hong Kong) Ltd. - Hong Kong                                   Subsidiary              100%
Ramset Fasteners (Malaysia) Sdn. Berhad - Malaysia                              Subsidiary               90%
Ramset Fasteners (SE Asia) Pte. Ltd. - Singapore                                Subsidiary              100%
Ramset Fasteners Ltd. - United Kingdom                                          Subsidiary              100%
Ramset Philippines Inc. - Philippines                                           Subsidiary              100%
Ramset (Thailand) Ltd. - Thailand                                               Affiliate                49%
Ransburg Industrial Finishing K.K. - Japan                                      Subsidiary              100%

                                                                                                       PERCENT
                    COMPANY                                                   RELATIONSHIP            OWNERSHIP
----------------------------------------------------------------              ------------            ---------
Ransburg Manufacturing Corp. - Indiana                                          Subsidiary              100%
Replastec, Inc. - Delaware                                                      Subsidiary              100%
Resopal G.m.b.H. - Germany                                                      Subsidiary              100%
R.H. Phillips & Sons (Engineering) Limited - United Kingdom                     Affiliate                40%
Richard Behrend Nachf, GmbH - Germany                                           Subsidiary              100%
Richmond Systempak Limited - Hong Kong                                          Affiliate             49.25%
Rivex Ltd. - United Kingdom                                                     Subsidiary              100%
Rivex S.A. - France                                                             Subsidiary              100%
Rocol Far East Limited - Hong Kong                                              Subsidiary              100%
Rocol France S.A. - France                                                      Subsidiary              100%
Rocol Group Limited - United Kingdom                                            Subsidiary              100%
Rocol Korea Limited - Korea                                                     Subsidiary              100%
Rocol Limited - United Kingdom                                                  Subsidiary              100%
Rocol Site Safety Systems Limited - United Kingdom                              Subsidiary              100%
Rox Pragefollen GmbH - Germany                                                  Subsidiary              100%
Sam Jung Signode Inc. - Korea                                                   Subsidiary               70%
Sarsfield N.V. - Netherland Antilles                                            Subsidiary              100%
Scanilec B.V. - Netherlands                                                     Subsidiary              100%
S.C. Bourgeois - France                                                         Affiliate             34.20%
SCI Rousseau - France                                                           Subsidiary              100%
Scybele S.A.S. - France                                                         Subsidiary              100%
SEM & BC S.A.S. - France                                                        Subsidiary              100%
Serim s.r.l. - Italy                                                            Subsidiary               51%
Servicios de Reynosa, S.A. de C.V. - Mexico                                     Subsidiary              100%
Servicos de Ingenieria Aguascallentes, S. de R.L. de C.V. - Mexico              Subsidiary              100%
Shanghai ITW Plastic & Metal Company Limited - China                            Subsidiary               93%
Siddons Proline Ltd. - Australia                                                Subsidiary              100%
Siddons Ramset Holdings Pty. Limited - Australia                                Subsidiary              100%
Siene Investments E.U.R.L. - France                                             Subsidiary              100%
Siewer Automotiv s.r.o - Czech Republic                                         Subsidiary              100%
Signode B.V. - Netherlands                                                      Subsidiary              100%
Signode Bernpak GmbH - Germany                                                  Subsidiary              100%
Signode Brasileria S.A. - Brazil                                                Subsidiary               60%
Signode France S.A.S. - France                                                  Subsidiary              100%
Signode Ireland Limited - United Kingdom                                        Affiliate                50%
Signode Kabushiki Kaisha - Japan                                                Subsidiary              100%
Signode Packaging Systems Limited - East Africa                                 Affiliate                20%
Signode PGP Limited - United Kingdom                                            Subsidiary              100%
Signode Systems GmbH - Germany                                                  Subsidiary              100%
Sima Industri A/S - Denmark                                                     Subsidiary              100%
Simco (Nederland) B.V. - Netherlands                                            Subsidiary              100%
Simco Japan K.K. - Japan                                                        Subsidiary              100%
SMPI S.A. - France                                                              Subsidiary              100%
Snoddis Tesmar Ltd. - Australia                                                 Subsidiary              100%
Societe de Prospection et d'Inventions Techniques S.A.S. - France               Subsidiary              100%
Societe Nouvelle Chevalier DMYR Equipment - France                              Subsidiary              100%
Spencer & Co. (Machinery) Limited - United Kingdom                              Subsidiary              100%
Spes S.A.S. - France                                                            Subsidiary              100%
Spiroid Inc. - Delaware                                                         Subsidiary              100%
SRD S.A.R.L. - France                                                           Subsidiary              100%
SRL Plasma Ltd. - Australia                                                     Subsidiary              100%
Stahl, S.A. de C.V. - Mexico                                                    Affiliate                50%
Stanley Knight Corporation - Delaware                                           Subsidiary              100%
Strapex (Canada) Corporation - Nova Scotia                                      Subsidiary              100%
Strapex ApS - Denmark                                                           Subsidiary              100%
Strapex Corporation - North Carolina                                            Subsidiary              100%

                                                                                                       PERCENT
                    COMPANY                                                   RELATIONSHIP            OWNERSHIP
----------------------------------------------------------------              ------------            ---------
Strapex Embalagem L.d.a. - Portugal                                             Subsidiary              100%
Strapex GmbH - Austria                                                          Subsidiary              100%
Strapex GmbH - Germany                                                          Subsidiary              100%
Strapex GmbH - Switzerland                                                      Subsidiary              100%
Strapex Holdings GmbH - Switzerland                                             Subsidiary              100%
Strapex Nederland B.V. - Netherlands                                            Subsidiary              100%
Strapex S.A. - Belgium                                                          Subsidiary              100%
Strapex S.A.S. - France                                                         Subsidiary              100%
Strapex s.r.l. - Italy                                                          Subsidiary              100%
Strapex UK Limited - United Kingdom                                             Subsidiary              100%
Surfmill Ltd. - United Kingdom                                                  Subsidiary              100%
Synertech GmbH - Germany                                                        Subsidiary              100%
Tamanaco Holding B.V. - Netherlands                                             Subsidiary              100%
Tasseli Industria Frigoriferi s.r.l. - Italy                                    Subsidiary              100%
Tempil, Inc. - Delaware                                                         Subsidiary              100%
Thermal Media Transfer Limited - United Kingdom                                 Subsidiary              100%
Thermal Transfer, Inc. - Michigan                                               Subsidiary              100%
Thimax S.A.S. - France                                                          Subsidiary              100%
Tien Tai Eletrode Co., Ltd. - Taiwan                                            Affiliate                30%
Toomatic, N.V. - Belgium                                                        Subsidiary              100%
Toolmatic B.V. - Netherlands                                                    Subsidiary              100%
Traulson & Co. Inc. - Delaware                                                  Subsidiary              100%
Trilectron Europe, Limited - United Kingdom                                     Subsidiary              100%
Trilectron Industries, Inc. - New York                                          Subsidiary              100%
Triumph Financing E.U.R.L. - France                                             Subsidiary              100%
Unipac Corporation - Canada                                                     Subsidiary              100%
Unipac, Inc. - Delaware                                                         Subsidiary              100%
Unipac Limited - United Kingdom                                                 Subsidiary              100%
Valeron Holdings, Inc. - Delaware                                               Subsidiary              100%
Valeron Inc. - Delaware                                                         Subsidiary              100%
Valeron Strength Films L.P. - Texas                                             Subsidiary              100%
Valeron Strength Films N.V. - Belgium                                           Subsidiary              100%
Van Leer Packaging Systems Limited - United Kingdom                             Subsidiary              100%
Veneta Decalcogomme s.r.l. - Italy                                              Subsidiary              100%
Victor Ridder GmbH & Co. KG - Germany                                           Subsidiary              100%
Wavebest Limited - United Kingdom                                               Subsidiary              100%
Welding Industries Ltd. - Australia                                             Subsidiary              100%
West Bend Company, The - Delaware                                               Subsidiary              100%
West Bend de Mexico S.A. de C.V. - Mexico                                       Subsidiary              100%
Wide Body (FSC), Inc. - United States Virgin Islands                            Subsidiary              100%
Wilsonart Holdings Limited - United Kingdom                                     Subsidiary              100%
Wilsonart Hong Kong Ltd. - Hong Kong                                            Subsidiary              100%
Wilsonart International Holdings, Inc. - Delaware                               Subsidiary              100%
Wilsonart International, Inc. - Delaware                                        Subsidiary              100%
Wilsonart Korea Ltd. - Korea                                                    Subsidiary              100%
Wilsonart Limited - United Kingdom                                              Subsidiary              100%
Wilsonart Singapore Pte. Ltd. - Singapore                                       Subsidiary              100%
Wilsonart South Africa (Pty.) Ltd. - South Africa                               Subsidiary              100%
Wilsonart Taiwan Corp. Ltd. - Taiwan                                            Subsidiary              100%
Wilsonart (Thailand) Co. Ltd. - Thailand                                        Subsidiary               75%
Wittco Foodservice Equipment, Inc. - Wisconsin                                  Subsidiary              100%
Wolf Catering Equipment (U.K.) Ltd. - United Kingdom                            Subsidiary              100%
Wolf Range L.L.C. - Delaware                                                    Subsidiary              100%